                                   EXHIBIT 1


                          JOINT ACQUISITION STATEMENT
                          PURSUANT TO RULE 13D-1(f)(1)


     The undersigned acknowledge and agree that the foregoing statement on
Schedule 13D is filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Date: November 12, 1997      JMG Capital Partners, L.P.

                              By:   JMG Capital Management, Inc.
                                    General Partner


                                    /s/ Jonathan M. Glaser
                              By:   _________________________________
                                    Jonathan M. Glaser


                              JMG Convertible Investments, L.P.

                              By:   JMG Capital Management, Inc.
                                    General Partner


                                    /s/ Jonathan M. Glaser
                              By:   _________________________________
                                    Jonathan M. Glaser




                             [SIGNATURES CONTINUED]

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                              JMG Capital Management, Inc.


                                    /s/ Jonathan M. Glaser
                              By:   _________________________________
                                    Jonathan M. Glaser
                                    President


                              /s/ Jonathan M. Glaser
                              _______________________________________
                              Jonathan M. Glaser


                              Triton Capital Investments, Ltd.



                              By:   _________________________________
                                    Anthony Stocks
                                    Director

                                    /s/ Kieran Conroy
                              By:   _________________________________
                                    Kieran Conroy
                                    Director

                              Triton Capital Holding, Ltd.



                              By:   _________________________________
                                    Anthony Stocks
                                    Director

                                    /s/ Kieran  Conroy
                              By:   _________________________________
                                    Kieran Conroy
                                    Director


                             [SIGNATURES CONTINUED]

                              Pacific Capital Management, Inc.


                                    /s/ Jonathan Glaser
                              By:   _________________________________
                                    Jonathan Glaser
                                    Vice-President